Exhibit 10.19

THIRTEENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS THIRTEENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of August 9, 2018 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A.          Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to amend the terms and conditions of the Contract as set forth below.  Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.            Recitals.  The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2.            Final Plat.  In accordance with Section 5(a)(iv) of the Contract, Seller has obtained Final Approval of the Final Plat, which was recorded in the real property records of Arapahoe County, Colorado on July 20, 2018, at Reception No. D8071296.

3.            Legal Description of Lots.  The Contract is hereby amended to set forth the legal description of those Lots, as that term is defined in the Contract, included in the approved Final Plat and described on Exhibit A, attached hereto and incorporated herein by this reference.

4.           Construction.  Each of the parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

5.           Authority.  Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this amendment or to comply with the terms or provisions contained herein.

6.            Headings.  The Section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

7.            Ratified and Confirmed.  The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control.

8.           Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument.  Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

 [SIGNATURE PAGE FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By:	PURE CYCLE CORPORATION, its Sole Member

	By:	/s/ Mark W. Harding
Name:	Mark W. Harding
Title:	President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By:	/s/ Linda M. Purdy
Name:	Linda M. Purdy
Title:	Senior Vice President

EXHIBIT A
(Property Legal Description)

LOTS 1 THROUGH 35, INCLUSIVE, BLOCK 7;

LOTS 1 THROUGH 27, INCLUSIVE, BLOCK 8;

LOTS 1 THROUGH 14, INCLUSIVE, BLOCK 9;

LOTS 1 THROUGH 10, INCLUSIVE, BLOCK 10;

LOTS 1 THROUGH 14, INCLUSIVE, BLOCK 11;

LOTS 1 THROUGH 47, INCLUSIVE, BLOCK 18;

LOTS 1 THROUGH 49, INCLUSIVE, BLOCK 19,

SKY RANCH SUBDIVISION FILING NO. 1, RECORDED JULY 20, 2018 UNDER RECEPTION NO. D8071296, COUNTY OF ARAPAHOE, STATE OF COLORADO.

FOURTEENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS FOURTEENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of March 11, 2019 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser"). Seller and Purchaser may be referred to collectively as the "Parties."

R E C I T A L S

A.          Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado (the “Community”).

B.          Seller and Purchaser have agreed to remove Lot 49 of Block 19 of the Community (the “Removed Lot”), from the Lots to be conveyed to Purchaser and to provide for Seller’s reimbursement to Purchaser of a prorata portion of the Overex payment that was made by Purchaser to Seller at the Takedown 1 Closing with respect to the Removed Lot.

C.           Seller and Purchaser now desire to amend the terms and conditions of the Contract as set forth below.  Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.            Recitals.  The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2.           Legal Description of Lots.  The Removed Lot is hereby deleted from the Property and Exhibit A to the 13th Amendment which sets forth the legal description of the Lots is hereby amended in its entirety and replaced with Exhibit A attached hereto and incorporated herein by this reference.

3.           Construction.  Each of the parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment. Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

4.            Authority.  Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this amendment or to comply with the terms or provisions contained herein.

5.            Headings.  The Section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

6.            Ratified and Confirmed.  The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control.

7.           Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument.  Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

[SIGNATURE PAGE FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By:	PURE CYCLE CORPORATION, its Sole Member

	By:	/s/ Mark W. Harding
Name:	Mark W. Harding
Title:	President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By:	/s/ Linda M. Purdy
Name:	Linda M. Purdy
Title:	Senior Vice President

EXHIBIT A
(Property Legal Description)

LOTS 1 THROUGH 35, INCLUSIVE, BLOCK 7;

LOTS 1 THROUGH 27, INCLUSIVE, BLOCK 8;

LOTS 1 THROUGH 14, INCLUSIVE, BLOCK 9;

LOTS 1 THROUGH 10, INCLUSIVE, BLOCK 10;

LOTS 1 THROUGH 14, INCLUSIVE, BLOCK 11;

LOTS 1 THROUGH 47, INCLUSIVE, BLOCK 18;

LOTS 1 THROUGH 48, INCLUSIVE, BLOCK 19,

SKY RANCH SUBDIVISION FILING NO. 1, RECORDED JULY 20, 2018 UNDER RECEPTION NO. D8071296, COUNTY OF ARAPAHOE, STATE OF COLORADO.

FIFTEENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE

(Sky Ranch)

THIS FIFTEENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this "Amendment") is made as of September 26, 2019 ("Effective Date"), by and between PCY HOLDINGS, LLC, a Colorado limited liability company ("Seller"), and RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation ("Purchaser").  Seller and Purchaser may be referred to collectively as the "Parties" and individually as, a "Party".

R E C I T A L S

A.          Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 27, 2017 (as amended, the "Contract") for approximately 190 platted single-family detached residential lots (the "Lots") in the Sky Ranch master planned residential community in the County of Arapahoe ("County"), State of Colorado (the "Community").

B.         Seller and Purchaser are also parties to that certain Lot Development Agreement, dated August 9, 2018 (the "LDA"), which identifies the rights and obligations of the parties thereto with respect to, among other things, the Wet Utilities and the Dry Utilities (each as defined therein) which are required for the Lots.

C.          The Contract anticipates that the Lots will be acquired by Purchaser at two (2) closings, defined in the Contract as the First Closing and the Second Closing.

D.          The First Closing for one hundred (100) Lots occurred on August 9, 2018.

E.           The Second Closing, at which Seller shall convey and Purchaser shall acquire the remaining ninety-five (95) Lots (the "Takedown 2 Lots") is scheduled to occur on the Effective Date hereof.

F.           The Parties desire to amend the Contract to reflect the revised legal description for the Takedown 2 Lots resulting from the replat of Lots 42 and 47 of Block 18, Sky Ranch Subdivision Filing No. 1, recorded in the County Records (as defined in the Contract) on July 20, 2018 at Reception No. D8071296 ("Filing No. 1").

G.          The Parties hereby confirm that the Wet Utilities applicable to the Takedown 2 Lots are Substantially Complete (as defined in the LDA) and that Purchaser shall be obligated to pay at the Second Closing, in addition to all other sums due at the Second Closing, that portion of the Deferred Purchase Price which becomes applicable, under the LDA, to the Wet Utilities.

H.          Seller and Purchaser now desire to amend the terms and conditions of the Contract as set forth below.  Capitalized terms used but not otherwise defined in this Amendment will have the same meanings given to such terms in the Contract.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.           Recitals.  The recitals set forth above are true and correct and are incorporated herein in their entirety by this reference.

2.           Legal Description of Lots.          Exhibit A to the 14th Amendment which sets forth the legal description of the Lots is hereby deleted in its entirety and replaced with Exhibit A attached hereto and incorporated herein by this reference.

2.          Legal Description of the Takedown 2 Lots.  The legal description of the Takedown 2 Lots is hereby amended and all references to the Takedown 2 Lots shall hereafter refer to those Lots legally described on Exhibit B attached hereto and incorporated herein by this reference.

3.         Substantial Completion of the Wet Utilities.  The Parties hereto acknowledge and agree that, as of the Effective Date, Seller has Substantially Completed, or caused to be Substantially Completed, the Wet Utilities for all Takedown 2 Lots and further agree that all conditions related to Purchaser's obligation to pay that portion of the Deferred Purchase Price due upon such Substantial Completion of the Wet Utilities have been satisfied.

4.           Payment of Purchase Price; Second Closing.  At the Second Closing, Purchaser shall: (i) pay in Good Funds (as defined in the Contract) the Initial Purchase Price ($15,000), plus the applicable Escalator and one-half (1/2) of the Deferred Purchase Price ($27,000) plus the applicable Escalator for each of the Takedown 2 Lots for a total of $4,103,142, which includes the applicable Escalator; and (ii) deliver to Escrow Holder a letter of credit in the amount of $2,693,250.00, which includes the estimated Escalator pursuant to the provisions of Section 5.(c)(iv) of the Contract, to secure Purchaser's obligation to pay Seller the remaining portion of the Deferred Purchase Price upon Substantial Completion of the Dry Utilities for the Takedown 2 Lots (the "Letter of Credit"), subject to the terms and conditions of that certain Amended and Restated Escrow Agreement of even date herewith with respect to the letter of credit and the Dry Utilities, which shall be executed simultaneously herewith.

5.           Construction.  Each of the Parties acknowledges that they, and their respective counsel, substantially participated in the negotiation, drafting and editing of this Amendment.  Accordingly, the Parties agree that the provisions of this Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

6.           Authority.  Each Party represents and warrants that is has the power and authority to execute this Amendment and that there are no third party approvals required to execute this amendment or to comply with the terms or provisions contained herein.

7.           Headings.  The Section headings used herein shall have absolutely no legal significance and are used solely for convenience of reference.

8.           Ratified and Confirmed.  The Contract, except as modified by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions.  In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control.

9.           Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and both of which together shall be deemed to constitute one and the same instrument.  Each of the Parties shall be entitled to rely upon a counterpart of this Amendment executed by the other Party and sent via facsimile or e-mail transmission.

[SIGNATURE PAGE FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By:	PURE CYCLE CORPORATION, its Sole Member

	By:	/s/ Mark W. Harding
Name:	Mark W. Harding
Title:	President

PURCHASER:

RICHMOND AMERICAN HOMES OF COLORADO, INC., a Delaware corporation

By:	/s/ Matt Hengel
Name:	Matt Hengel
Title:	Senior Vice President

EXHIBIT A
(Description of the Lots)

Lots 1 through 35, inclusive, Block 7;
Lots 1 through 27, inclusive, Block 8;
Lots 1 through 14, inclusive, Block 9;
Lots 1 through 10, inclusive, Block 10;
Lots 1 through 14, inclusive, Block 11;
Lots 1 through 41, inclusive,  and Lots 43 through 46 inclusive, Block 18;
Lots 1 through 48, inclusive, Block 19;
SKY RANCH SUBDIVISION FILING NO. 1,
COUNTY OF ARAPAHOE, STATE OF COLORADO

AND

Lots 1 and 2, Block 1,
SKY RANCH SUBDIVSIION FILNG NO 2,
COUNTY OF ARAPAHOE, STATE OF COLORADO

EXHIBIT B
(Description of Takedown 2 Lots)

LOTS 1 THROUGH 41, INCLUSIVE, BLOCK 18;

LOTS 43 THROUGH 46, INCLUSIVE, BLOCK 18;

LOTS 1 THROUGH 48, INCLUSIVE, BLOCK 19;

SKY RANCH SUBDIVISION FILING NO. 1,
COUNTY OF ARAPAHOE, STATE OF COLORADO,

AND

LOTS 1 AND 2, BLOCK 1

SKY RANCH SUBDIVISION FILING NO. 2,
COUNTY OF ARAPAHOE, STATE OF COLORADO.